UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

Zedge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, Ste. 1450 (3rd Floor)

New York, NY 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

This Amendment No.1 to Current Report on Form 8-K/A amends and updates the Form 8-K filed by Zedge, Inc. (the “Company”) on September 10, 2026 (the “Initial Report”). As previously disclosed in the Initial Report, the Company entered into a Securities Purchase Agreement on September 8 and 10, 2026 (the “Purchase Agreement”) with Howard Jonas, the Company’s Vice Chairman, Elliot Gibber, a member of the Company’s Board of Directors, and another Company stockholder.

Effective September 23, 2026, with the consent of the Company, Mr. Jonas assigned all of his rights and obligations as a purchaser under the Purchase Agreement to Chartwell Holding LLC (“Chartwell”), and Chartwell assumed Mr. Jonas’s obligation to pay $6,500,000 and his right to receive 2,218,430 shares of the Company’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”), and warrants to purchase 1,996,587 shares (and not 1,996,857 shares as set forth in the Initial Report) of Class B Common Stock. Mr. Jonas and his wife are the sole beneficiaries of Chartwell, and Mr. Jonas is deemed to beneficially own the securities held by Chartwell.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On September 25, 2026, the Company completed the private placement contemplated by the Purchase Agreement. At the closings thereunder, the Company issued an aggregate of 2,616,447 shares of Class B Common Stock and warrants to purchase an aggregate of 2,354,803 shares of Class B Common Stock (the “Warrants”) for aggregate gross proceeds of $7,675,000.

The Warrants issued to Chartwell and Mr. Gibber have an exercise price of $3.22 per share, and the Warrants issued to the remaining purchaser have an exercise price of $3.28 per share, in each case subject to adjustment as set forth in the Warrants. The Warrants become exercisable on the later of: (i) the date of receipt of the requisite stockholder approval under NYSE American rules for issuance of the Warrants and the shares of Class B Common Stock issuable upon exercise of the Warrants; and (ii) March 11, 2027 (for Mr. Gibber) or March 25, 2027 (for Chartwell and the remaining purchaser).

The shares of Class B Common Stock and Warrants were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder. No placement agent or underwriting commissions were paid in connection with the private placement.

The foregoing summaries are qualified in their entirety by reference to the Purchase Agreement and form of Warrant, filed as Exhibits 10.1 and 4.1 to the Initial Report, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 30, 2026, the Company issued a press release announcing the completion of the private placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed September 10, 2026).
99.1	Press release dated September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

Date: September 30, 2026

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Executive Officer

Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed September 10, 2026).
99.1	Press release dated September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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